EXHIBIT 4.15

               Share Purchase Agreement, dated July 25, 2005 among

                         Baradero Resources Limited, the
                         shareholders of 0724000 BC Ltd.
                               and 0724000 BC Ltd.


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                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT is dated the     25th         day of     July             , 2005,
                            ----------------        -------------------

AMONG:

          BARADERO RESOURCES LTD., a company continued under the laws of British Columbia and having an office at Suite 1350, 1090 West Georgia Street, Vancouver, BC V6E 3V7

          (the "PURCHASER")

AND:

          DOUG TURNBULL, having an address at _______________________

          ("TURNBULL")

AND:

          CARY PINKOWSKI, having an address at ______________________

          ("PINKOWSKI")

AND:

          BILL TAFURI, having an address at ____________________________

          ("TAFURI")

AND:

          GREG CROWE, having an address at __________________________

          ("CROWE")

AND:

          LINDSAY BOTTOMER, having an address at ___________________

          ("BOTTOMER")

AND:

          JAMES HARRIS, having an address at __________________________

          ("HARRIS")

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                                      -2-

AND:

          ROBIN MERRIFIELD, having an address at ____________________

          ("MERRIFIELD")

AND:

          CENTRASIA MINING CORP., a company continued under the laws of  British
          Columbia  and  having  an  office  at  300 - 1055  W.  Hastings   St.,
          Vancouver, BC  V6E 2E9

          (the "COMPANY")


NOW THEREFORE in consideration of the mutual covenants herein contained and for other good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

Wherever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms will have the meanings respectively given them:

         (a) "ACQUISITION SHARES" means the Purchaser's Shares to be issued hereunder to the Centrasia Shareholders in exchange for the Centrasia Shares pursuant to Section 2.1;

         (b) "ACTION" means any claim, action, suit, arbitration, inquiry, proceeding or investigation of any kind or manner whatsoever by or before any Governmental Authority;

         (c) "AFFILIATE" means a Person or entity where: (i) one of them is the Subsidiary of the other, or (ii) each of them is Controlled by the same Person;

         (d)      "AGREEMENT"  means  this  share  purchase  agreement  and  the
                  schedules   attached  hereto,  as  amended,   supplemented  or
                  restated from time to time in accordance with its terms;

         (e) "APPLICABLE LAWS" means, with respect to any Person, any national or foreign federal, state, provincial or local Laws, ordinance, regulation, rule, code, order, other requirement or rule of law or stock exchange rule applicable to such Person or any of its respective properties, assets, officers, directors, employees, independent contractors, consultants or agents;

         (f) "ASSOCIATE" means, if used to indicate a relationship with any Person,

                  (i)   a partner, other than a limited partner, of that Person,

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                  (ii)  a trust or estate in which that Person has a substantial beneficial interest or for which that Person serves as trustee or in a similar capacity,

                  (iii) an  issuer in  respect of which that Person beneficially owns or Controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the issuer, or

                  (iv) a relative, including the spouse, of that Person or a relative of that Person's spouse, if the relative has the same home as that Person;

         (g) "BARADERO FINANCIAL STATEMENTS" means, collectively, the audited financial statements of the Purchaser, and the unaudited financial statements of the Purchaser, copies of which are attached hereto as Schedule 5.17;

         (h) "BARADERO MATERIAL CONTRACTS" means those subsisting material commitments, contracts, instruments, leases and other agreements, oral or written, entered into by Baradero by which it is bound or to which any of its assets are subject;

         (i)      "BCBCA"   means  the   BUSINESS   CORPORATIONS   ACT  (British
                  Columbia), as amended from time to time;

         (j) "BMC" means Bulakashu Mining Company LLC, a company incorporated under the laws of the Kyrgyz Republic and the owner of the exploration licence for the Bulakashu Property as described in the Original Bulakashu Option Agreement;

         (k) "BULAKASHU PROPERTY" means the property in the Bulakashu area of the Kyrgyz Republic to which BMC holds the exploration licence described in the Original Bulakashu Option Agreement;

         (l) "CENTRASIA FINANCIAL STATEMENTS" means the audited financial statements of the Company for the ten months ended March 31, 2005 and the period from February 4, 2004 (incorporation) to May 31, 2004, a copy of which are attached hereto as Schedule 3.18;

         (m) "CENTRASIA MATERIAL CONTRACTS" means those subsisting material commitments, contracts, instruments, leases and other agreements, oral or written, entered into by Centrasia by which it is bound or to which any of its assets are subject;

         (n) "CENTRASIA SHAREHOLDERS" means the holders of all of the Centrasia Shares as set out in Schedule 3.2;

         (o) "CENTRASIA SHARES" means collectively all of the issued and outstanding common shares of the Company as of the Closing;

         (p) "CLOSING" means the closing of the purchase and sale of the Centrasia Shares pursuant to this Agreement;

         (q) "CLOSING DATE" means August 31, 2005 or such other date as the Company, the Centrasia Shareholders and the Purchaser may agree;

         (r) "CONSTATING DOCUMENTS" means the articles, articles of incorporation, notice of articles, memorandum, by-laws and any other similar document of an incorporated entity together with any amendment thereto or replacement thereof;

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         (s)      "CONTROL",  "CONTROLS" or "CONTROLLED" means a situation where a Person or Persons acting in concert hold, directly or indirectly, legally or beneficially (other than for security interest only), issued and outstanding shares of a company carrying more than 50% of the voting rights that may be cast for the election of directors;

         (t)      "DEBT  SETTLEMENT  AGREEMENTS"  has  the  meaning  set  out in
                  Section 2.2;

         (u) "GAAP" means those accounting principles, consistently applied, which are recognized as being generally accepted in Canada from time to time as set forth in the Handbook published by The Canadian Institute of Chartered Accountants;

         (v) "GOVERNMENTAL AUTHORITY" means any Canadian or foreign federal, state, provincial or local governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body;

         (w)      "GOVERNMENTAL   ORDER"  means  any  order,   writ,   judgment,
                  injunction, decree, stipulation, determination or award issued or entered by or with any Governmental Authority;

         (x) "LAWS" means any Canadian or foreign, federal, state, provincial or local law, ordinance, regulation, rule, code, Order, Governmental Order, other requirement or rule of law or stock exchange rule, including any judicial or administrative interpretation thereof;

         (y) "LENDERS" means the Persons listed on Schedule 2.2 attached hereto who have provided and will continue to provide bridge financing to the Company until the Closing Date;

         (z) "LIABILITIES" means any and all debts, trade accounts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or undeterminable, including, without limitation, those arising under any Law, Action, Order or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking or otherwise, including, without limitation, arising directly or indirectly under or pursuant to any loan, credit agreement, loan or credit facility transaction or arrangement or any off-balance sheet transaction or arrangement;

         (aa) "LIEN" means any encumbrance of any nature or kind whatever and includes a security interest, mortgage, lien, hypothec, pledge, hypothecation, assignment, charge or security, including arising under or by operation of any Applicable Laws, including any banking legislation, trust or deemed trust (whether contractual, statutory or otherwise arising), any easement, agreement, reservation, right of way, restriction, encroachment, burden, bond, guarantee or any other right or claim of others of any kind whatever or any restrictive covenant or other agreement, restriction or limitation on title or use;

         (bb) "NEW BULAKASHU OPTION AGREEMENT" has the meaning set out in subsection 6.2(d);

         (cc) "NEW STOCK OPTION PLAN" has the meaning set out in subsection 8.3(f);

         (dd) "ORDER" means any order, (including any judicial or administrative order and the terms of any administrative consent) injunction, judgment, decree, ruling, writ, assessment or arbitration award;

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         (ee)     "ORIGINAL  BULAKASHU  OPTION  AGREEMENT"  means the  agreement dated September 24, 2004 among Marsa Gold Corp. ("MARSA"), Aitas Mining Company ("AITAS"), BMC and the Company pursuant to which the Company has an option to acquire up to all of the issued shares of BMC, as amended by an agreement dated January 18, 2005 (the "AMENDING AGREEMENT") and as it may be further amended, restated or replaced from time to time;

         (ff) "PERSON" includes any corporation, individual, partnership, joint venture, syndicate, sole proprietorship, company, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted;

         (gg) "PURCHASER'S SHARES" means common shares without par value in the capital of the Purchaser;

         (hh) "STOCK OPTION PLAN" means the current stock option plan of the Purchaser;

         (ii) "SUBSIDIARY" means a subsidiary within the meaning of Section 2(2) of the BCBCA and "SUBSIDIARIES" means more than one Subsidiary;

         (jj) "TAX" or "TAXES" means all federal, state, provincial, municipal, foreign, and other taxes (including income taxes, sales taxes, excise taxes, value added taxes, use taxes, capital taxes, property taxes), rates, assessments, charges, and levies, including penalties, interest, and fines with respect thereto;

         (kk) "TAX ACT" means the INCOME TAX ACT (Canada), as amended from time to time;

         (ll) "TECHNICAL INFORMATION" means all information and all know-how owned, leased or licensed by the Company or in which the Company has a right, title or interest, or which is otherwise related to its assets, including:

                  (a)      information  of a  scientific,  technical or business
                           nature,   whether  in   written,   graphic,   machine
                           readable, electronic or physical form; and

                  (b) maps, plans, designs, research data, research plans, development plans, drill core samples, trade secrets, processes, formulas, drawings, technology, computer software and related manuals, unpatented blueprints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures.

         (mm) "TRANSACTION DOCUMENTS" means this Agreement and all agreement or documents contemplated hereby, including but without limitation, the Debt Settlement Agreements and the New Bulakashu Option Agreement;

         (nn)     "TSX-V" means the TSX Venture Exchange; and

         (oo) "WARRANTY CLAIM" means any claim against a party based on or with respect to the inaccuracy or non-performance, non-fulfilment or breach of any representation, warranty or covenant made by such party under this Agreement or contained in any document or certificate given by such party in order to carry out the transactions provided in this Agreement.

1.2      WORDS AND TERMS ELSEWHERE DEFINED

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Any  words or terms defined elsewhere in this Agreement will have the particular meaning ascribed thereto.

1.3      CURRENCY

All references to currency in this Agreement are to Canadian dollars, unless otherwise specifically indicated.

1.4      HEADINGS AND REFERENCES

The division of this Agreement into articles, sections and schedules and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. Unless otherwise specified, references to Articles, Sections and Schedules are to Articles, Sections and Schedules to this Agreement.

1.5      ACCOUNTING TERMS

All accounting terms not defined in this Agreement have those meanings generally given them in accordance with GAAP.

1.6      CONSTRUCTION

In this Agreement:

         (a) words denoting the singular include the plural and vice versa and words denoting any gender include all genders;

         (b)      the word "including" will mean "including without limitation";
                  and

         (c) any reference to a statute, law or regulation will mean the statute or law in force as at the date of this Agreement and any regulation in force under that statute or law, unless otherwise expressly provided.

1.7      KNOWLEDGE

The phrase "to the knowledge" of a Person or that a Person or Persons "are not aware of" and similar phrases, when used in this Agreement, mean the actual knowledge of the Person, or any of the directors and officers of that Person, as the case may be, together with the knowledge the Person, its directors or officers should have had after making due enquiry concerning the factual matter in question.

1.8      SCHEDULES

The following schedules attached hereto form part of this Agreement:

          SCHEDULE            TITLE

          Schedule 2.2 Lenders' Details and Principal Amounts re: Debt Settlement Agreements

          Schedule 3.2 Centrasia Shareholders and Shareholdings as at the Closing Date

          Schedule 3.18       Centrasia Financial Statements

          Schedule 3.19       Company's Accounts Payable and Other Liabilities


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          SCHEDULE            TITLE

          Schedule 3.26       Centrasia Material Contracts

          Schedule 5.2        Share Capital Structure of the Purchaser

          Schedule 5.17       Baradero Financial Statements

          Schedule 5.18       Purchaser's Accounts Payable and Other Liabilities

          Schedule 5.24       Baradero Material Contracts

                                   ARTICLE 2
                           PURCHASE AND SALE OF SHARES

2.1      PURCHASE OF CENTRASIA SHARES

On the terms and subject to the fulfilment of the conditions hereof, the Purchaser agrees to purchase all of the Centrasia Shares from the Centrasia Shareholders in consideration of the Acquisition Shares, payable to the Centrasia Shareholders in proportion to the Centrasia Shares held by them all as set out on Schedule 3.2, and the Centrasia Shareholders agree to sell their Centrasia Shares to the Purchaser pursuant to this Agreement.

2.2      CONVERSION OF LOANS

The Purchaser has entered into a debt settlement agreement with each of the Lenders (the "Debt Settlement Agreements") whereby the Purchaser will (a) issue securities to the Lenders in proportion to the principal amount owing to each Lender (the "Principal Amounts") as set out on Schedule 2.2; and (b) pay the interest owing to each Lender (the "Interest Amounts") as set out in the Debt Settlement Agreements by way of bank draft or certified cheque and the Lenders will release and discharge the Company from all claims, demands, obligations, debts and other liabilities directly or indirectly related to the Principal Amounts and the Interest Amounts. The Purchaser's obligation to complete the transactions contemplated by the Debt Settlement Agreements will be subject to the concurrent completion of the transactions contemplated by this Agreement.

                                   ARTICLE 3
           REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND TURNBULL

Each of the Company and Turnbull hereby, jointly and severally, represents and warrants to the Purchaser that:

3.1      INCORPORATION, EXISTENCE AND CORPORATE POWER

The Company is a company duly continued, validly subsisting and in good standing under the BCBCA with respect to the filings of its annual returns with the Registrar of Companies under the BCBCA and has all requisite corporate power and capacity to own its property and assets and to carry on its business as now being conducted by it.

3.2      SHARE CAPITAL AND CENTRASIA SHARES

Schedule 3.2 accurately describes the authorized and issued share capital of the Company and lists all of the shareholders of the Company, and lists all options, warrants, conversion rights or other rights granted by it for the subscription, purchase or issuance of any unissued shares or securities of it as at the date


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hereof.

3.3      SHARE RIGHTS

The rights and privileges, restrictions and conditions attached to the shares of the Company are as set out in its Constating Documents.

3.4      NO OPTIONS

Except as set out in Schedule 3.2, no Person has any agreement, option, warrant, privilege or right (including a conversion or pre-emptive right) whether by law or contract, or understandings capable of becoming an agreement or option, for the purchase or acquisition of any shares or to create any additional class of shares of the Company.

3.5      NO OTHER AGREEMENTS TO PURCHASE

Except as set out in Schedule 3.2, no Person has any written or oral agreement or option or any right or privilege (whether by law or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Company of any shares of the Company.

3.6      CONDUCTING BUSINESS

The Company is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on.

3.7      PERMITS

The Company has all permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect its business, properties, prospects, or financial condition and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3.8      CONSTATING DOCUMENTS

The Company's Constating Documents are in the form contained in its minute book and no modifications or alterations have been proposed or approved by its shareholders.

3.9      VALID ISSUANCE OF COMMON SHARES

The Centrasia Shares are all duly and validly authorized and issued, fully paid and non-assessable, and were issued in compliance with all applicable corporate and securities laws.

3.10     CORPORATE RECORDS

The corporate records and minute books of the Company contain complete and accurate minutes of all meetings and resolutions of its directors and shareholders since its incorporation and all such meetings were duly called and held. The share certificate books, register of members, register of transfers and register of directors of the Company are complete and accurate.


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                                       -9-

3.11     POWER, CAPACITY AND AUTHORITY OF THE COMPANY

The Company has the necessary power, capacity, right and authority to enter into and deliver this Agreement and the other Transaction Documents, and to perform its obligations hereunder and thereunder.

3.12     AUTHORIZATION OF THE COMPANY

All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of the Transaction Documents to which it is a party, the performance of all its obligations hereunder and thereunder and the transfer of the Centrasia Shares being sold hereunder, has been taken or will be taken prior to the Closing, including, without limitation, waiver of all rights of first offer or refusal, if any.

3.13     COMMISSIONS, ETC.

Except for the finder's fee referred to in section 10.3, there are no commissions or other remuneration payable to any broker, agent or other intermediary who has been retained or acted for or on behalf of the Company with respect to the sale of the Centrasia Shares by the Centrasia Shareholders to the Purchaser hereunder.

3.14     TRANSACTION DOCUMENTS

The Transaction Documents to which the Company is a party, when executed and delivered, will constitute legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.15     COMPLIANCE

The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby:

         (a) are not in violation or default of its Constating Documents or of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any material provision of any applicable federal, state or provincial statute, rule or regulation and will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any such provision, instrument, judgment, order, writ, decree or contract; and

         (b) will not result in or constitute, with or without the passage of time and giving of notice, an event which results in the creation of any Lien upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company and its business and assets.

3.16     GOVERNMENTAL CONSENTS

No consent, approval, order or authorization of, or registration, qualification, license, permit, consent notice, designation, declaration or filing with, any authority on the part of the Company is required in connection with the execution, deliverance, due performance, observance and consummation of the


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                                      -10-

transactions contemplated by the Transaction Documents and to render the Transaction Documents valid, legal, binding and enforceable.

3.17     APPROVAL OF THIRD PARTIES

The Company is not under any obligation, contractual or otherwise, to give notice or to request or obtain the consent of any Person or entity to any of the transactions contemplated in the Transaction Documents, or to the sale, transfer, assignment or delivery of the Centrasia Shares.

3.18     CENTRASIA FINANCIAL STATEMENTS

         (a) The Centrasia Financial Statements are complete and correct in all material respects and have been prepared in accordance with GAAP.

         (b)      The  Centrasia   Financial   Statements   present  fairly  the
                  financial condition and operating results as of the dates, and for the periods, indicated therein.

         (c) Except as set forth in the Centrasia Financial Statements or otherwise disclosed in this Agreement (including the Centrasia Material Contracts), the Company does not have any liabilities, contingent, accruing or otherwise, other than:
                  (i) liabilities incurred in the ordinary course of business subsequent to the date of the Centrasia Financial Statements; and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Centrasia Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of each of the Company and have not had a material adverse impact on the financial condition of the Company since the date of the Centrasia Financial Statements.

3.19     ACCOUNTS PAYABLE AND OTHER LIABILITIES

Schedule 3.19 provides a complete listing for the Company's accounts payable and all other liabilities equal to or in excess of $5,000 as at April 30, 2005, such amounts determined in accordance with GAAP.

3.20     FINANCIAL RECORDS OF THE COMPANY

The books and records of the Company have been consistently kept in accordance with its internal policies and do fairly and correctly set out and disclose as at the date hereof in all material respects:

         (a) its assets, liabilities and shareholders' equity, all as at the date hereof; and

         (b) its revenues and expenses for the period from the date of Centrasia Financial Statements to the date hereof;

and all of its material financial transactions have been accurately recorded in such books and records up to and including the date hereof. Without in any way limiting the generality of the foregoing, all bonuses, commissions and other payments are reflected in the books of account of the Company.

3.21     SHAREHOLDERS' LOANS

As at the date hereof there are no loans outstanding from shareholders to the Company, other than as disclosed in Schedule 2.2.

3.22     GUARANTEES AND OTHER AGREEMENTS OF THE COMPANY

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                                      -11-


Except as set out in the Centrasia Financial Statements or otherwise disclosed in this Agreement (including the Centrasia Material Contracts), the Company is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person or entity, and the Company has not given any guarantee or warranty in respect of any property, products or services sold or leased by it except in the ordinary course of business.

3.23     SUBSEQUENT EVENTS

Except  as  disclosed  herein,   since  the  date  of  the  Centrasia  Financial
Statements, the Company has not:

         (a) declared, made or committed itself to make any payment of any dividends or any other distribution in respect of its shares;

         (b)      subdivided,   consolidated  or   reclassified,   or  redeemed,
                  purchased or otherwise acquired or agreed to acquire any of its shares;

         (c) transferred, assigned, sold or otherwise disposed of any of its assets or cancelled any debts or claims except, in each case, in the ordinary and usual course of business;

         (d) incurred or assumed any obligations or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and usual course of business;

         (e) issued or sold any shares in its capital or any warrants, bonds, debentures or its other corporate securities or issued, granted or delivered any right, option or other commitment for the issuance of any such securities;

         (f) discharged or satisfied any Lien or paid any obligation or Liability other than liabilities incurred in the ordinary and usual course of business;

         (g) suffered an operational loss or any extraordinary loss, waived, surrendered or omitted to take any action in respect of any rights of substantial value, or entered into any commitment or transaction not in the ordinary and usual course of business;

         (h) made or otherwise authorized or agreed to any changes in any Material Contract that could have a material effect on it;

         (i) paid any bonuses, pensions, share of profits or similar benefits (whether monetary or otherwise) or made any general wage or salary increases in respect of personnel which it employs, consultants, Persons contracted to provide services to it, its directors or former directors;

         (j) mortgaged, pledged, subjected to Lien, granted a security interest in or otherwise encumbered any of its assets, whether tangible or intangible;

         (k)      made any gift of money or of any of its assets to any Person;

         (l) experienced any material changes in the condition (financial or otherwise), its assets, Liabilities, operations, earnings, business or prospects;

         (m) experienced any material damage, destruction or loss, labour trouble or other events, development or condition (whether or not covered by insurance) which has or may have a material affect on its assets, business or future prospects;

         (n) made any payment, discharge or satisfaction of any Lien, Liability or obligation (whether absolute, accrued, contingent or otherwise, and whether due or to become due) other than payment of accounts payable and tax liabilities incurred in the ordinary and normal course business and consistent with past practice;

         (o) made any licence, sale, assignment, transfer, disposition, pledge, mortgage of or granting a security interest or other Lien on or over any of its assets, other than in the ordinary and normal course of business;

         (p) made any write-off as uncollectible of any accounts receivable or any portion thereof;

         (q) had any cancellation of any debts or claims or any amendment, termination or waiver of any rights of value;

         (r)      made any loan to, or  engaged in any other  transaction  with,
                  any  of  its  employees,   officers  or  directors  or  former
                  employees, officers or directors;

         (s) made any capital expenditures or commitments that have not been consented to by the Purchaser;

         (t) made any change in the accounting or tax practices followed by it; or

         (u) authorized, agreed or otherwise become committed to do any of the foregoing.

3.24     CONDUCT OF BUSINESS

The Company's business has been carried on in the ordinary and normal course of business since the date of the Centrasia Financial Statements and there has been no event or circumstance which would constitute a material adverse change in or to its business.

3.25     TECHNICAL INFORMATION

The Company has provided the Purchaser with a true and complete copy of all material Technical Information in its control or possession.

3.26     CENTRASIA MATERIAL CONTRACTS

The Centrasia  Material  Contracts are listed and briefly  described in Schedule
3.26 to this Agreement and the Company has fulfilled and performed all of its obligations which are necessary to be fulfilled or performed as of this date, and is capable of fulfilling and performing its obligations thereunder. The Company has provided to the Purchaser a true and complete copy of each material contract to which it is a party as listed and described in Schedule 3.26 and all amendments thereto. The Company and Turnbull are not aware of any intention on the part of any of the other parties thereto to terminate or materially alter any of the Centrasia Material Contracts to which it is a party.

3.27     NO OTHER AGREEMENTS

Other than the Centrasia Material Contracts described in Schedule 3.26, there are no agreements, letters of intent, commitments or understandings, to which the Company is a party which:

         (a) involve partnerships, joint ventures, or licensing of its assets or its interest in the Original Bulakashu Option Agreement or New Bulakashu Option Agreement; or

         (b) are not on arm's length terms or are in any way otherwise than in the ordinary and normal course of business.

3.28     NO DEFAULTS UNDER CENTRASIA MATERIAL CONTRACTS

The Company is not, nor to the best of the knowledge of the Company and Turnbull is any other party, in default or breach in any material respect of any of the Centrasia Material Contracts and there exists no state of facts as of the date hereof which after notice or lapse of time or both would constitute such a default or breach by the Company and all the Centrasia Material Contracts are in good standing and in full force and effect and the Company is entitled to all rights and benefits thereunder and has not assigned, promised to assign, encumbered, impaired or otherwise disposed of any rights or benefits or its entitlement thereto.

3.29     SHAREHOLDERS AGREEMENTS

There are no shareholders' agreements or other agreements governing the voting, holding, transfer or sale of the Company's shares or the management of the affairs of the Company.

3.30     LITIGATION

Except as disclosed herein:

         (a) there is no action, suit, claim, proceeding or investigation outstanding, or, to the best of the knowledge of the Company and Turnbull, currently threatened against the Company which questions, undermines or jeopardizes the validity of the Transaction Documents or the right of the Company to enter into any of them, or to consummate the transactions contemplated thereunder, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company or Turnbull aware that there is any basis for the foregoing;

         (b) the Company is not a party or subject to the provisions of any order, rule, writ, injunction, judgment or decree of any court or government agency or instrumentality; and

         (c) there is no action, suit, claim, proceeding or investigation by the Company currently outstanding or which the Company intends to initiate.

3.31     SUBSIDIARIES AND AFFILIATES

The Company presently does not own or Control, directly or indirectly, any interest in any other company, association, partnership, joint venture or other business entity.

3.32     NO OPTIONS ON ASSETS

Other than as provided herein, there is no agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Company of its business or any of its assets.

3.33     NON-ARMS LENGTH TRANSACTIONS

The Company has not since the date of the Centrasia Financial Statements made any payment or loan to, or borrowed any moneys from or is otherwise indebted to, any officer, director, employee, shareholder or any other Person not dealing at arm's length with it or any Affiliates or Associate of any of the foregoing,

                                      -14-
except (a) as reflected in the Centrasia Financial Statements; (b) usual employee reimbursements and compensation paid in the ordinary course of business; and (c) as disclosed in this Agreement or in the documents disclosed in this Agreement.

3.34     ENVIRONMENTAL MATTERS

Conditions on and relating with respect to all past and current operations of the Company, if any, are in material compliance with all applicable laws, regulations and orders relating to environmental matters including but not limited to reclamation, rehabilitation, waste disposal and storage.

3.35     OTHER REPRESENTATIONS

All statements contained in any certificate or other instrument delivered by or on behalf of the Company and pursuant hereto or in connection with the transactions contemplated by this Agreement shall be deemed to be representations and warranties by the Company.

3.36     FULL DISCLOSURE

The Company has provided the Purchaser with all the information which the Purchaser has requested for deciding whether to purchase the Centrasia Shares. The representations and warranties given by the Company in the Transaction
Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary to make such representations and warranties not misleading to a reasonable prospective purchaser of equity shares.

                                   ARTICLE 4
          REPRESENTATIONS AND WARRANTIES OF THE CENTRASIA SHAREHOLDERS

Each of the Centrasia Shareholders hereby severally represents and warrants to the Purchaser that:

4.1      NO OTHER AGREEMENTS TO PURCHASE

No Person other than the Purchaser has any written or oral agreement or option or any right or privilege (whether by law or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Centrasia Shareholder of any of the Centrasia Shares owned by it.

4.2      ACTION REQUIRED BY CENTRASIA SHAREHOLDER

All  action  on  the  part  of  the  Centrasia  Shareholder  necessary  for  the authorization, execution and delivery of the Transaction Documents, the performance of all obligations of the Centrasia Shareholder hereunder and thereunder and the transfer of the Centrasia Shares being sold hereunder, has been taken or will be taken prior to the Closing, including, without limitation, waiver of all rights of first offer or refusal, and the Transaction Documents constitute valid, legal and binding obligations of the Centrasia Shareholder enforceable in accordance with its terms and conditions.

4.3      TITLE OF THE CENTRASIA SHAREHOLDER

The Centrasia Shareholder owns and has good and marketable title to its Centrasia Shares set forth opposite its name in Schedule 3.2 as the legal and beneficial owner thereof, free of all Liens.

4.4      COMMISSIONS, ETC.

There are no commissions, finder's fees or other remuneration payable to any broker, agent or other intermediary who has been retained or acted for or on behalf of the Centrasia Shareholder with respect to the sale by him of his Centrasia Shares.

4.5      COMPLIANCE

The execution, delivery and performance of the Transaction Documents by the Centrasia Shareholder and the consummation of the transactions contemplated thereby, including the sale of the Centrasia Shares:

         (a) are not in violation or default of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any material provision of any Applicable Law and will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any such Applicable Law, provision, instrument, judgment, order, writ, decree or contract; and

         (b) will not result in or constitute, with or without the passage of time and giving of notice, an event which results in the creation of any Lien upon any assets of the Centrasia Shareholder or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Centrasia Shareholder or any of its assets or properties;

except for those for which third party consents have been obtained.

4.6      GOVERNMENTAL CONSENTS

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any Governmental Authority on the part of the Centrasia Shareholder is required in connection with the consummation of the transactions contemplated by the Transaction Documents.

4.7      APPROVAL OF THIRD PARTIES

The Centrasia Shareholder is not under any obligation, contractual or otherwise, to request or obtain the consent of any Person or entity to any of the transactions contemplated in the Transaction Documents, or to the sale, transfer, assignment or delivery of the Centrasia Shares.

4.8      RESIDENCY

With the exception of Tafuri, the Centrasia Shareholder is a resident of Canada for the purposes of the Tax Act.

                                   ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company and to each of the Centrasia Shareholders that:

5.1      INCORPORATION, EXISTENCE AND CORPORATE POWER

The Purchaser is a company duly continued, validly subsisting and in good standing under the BCBCA with respect to the filings of its annual returns with the Registrar of Companies under the BCBCA and has all requisite corporate power and capacity to own its property and assets and to carry on its business as now being conducted by it.

5.2      SHARE AND DEBT CAPITAL

Schedule 5.2 accurately describes the authorized and issued share and debt capital of the Purchaser and all options, warrants, conversion rights or other rights granted by the Purchaser for the subscription, purchase or issuance of any unissued shares or securities of the Purchaser as at the date hereof.

5.3      SHARE RIGHTS

The rights and privileges, restrictions and conditions attached to the shares of the Purchaser are as set out in its Constating Documents.

5.4      NO OPTIONS

No Person has any agreement, option, warrant, privilege or right (including a conversion or pre-emptive right) whether by law or contract, or understandings capable of becoming an agreement or option, for the purchase or acquisition of any shares or to create any additional class of shares of the Purchaser, except as set out in Schedule 5.2.

5.5      NO OTHER AGREEMENTS TO PURCHASE

No Person has any written or oral agreement or option or any right or privilege (whether by law or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Purchaser of any shares of the Purchaser, except as set out in Schedule 5.2.

5.6      CONDUCTING BUSINESS

The Purchaser is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on.

5.7      PERMITS

The Purchaser has all permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect its business, properties, prospects, or financial condition and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business. The Purchaser is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

5.8      CONSTATING DOCUMENTS

The Purchaser's Constating Documents are in the form contained in its minute book and no modifications or alterations have been proposed or approved by its shareholders.

5.9      VALID ISSUANCE OF COMMON SHARES

The 1,986,523 issued common shares of the Purchaser as at the date hereof are all duly and validly authorized and issued, fully paid and non-assessable, and were issued in compliance with all applicable corporate and securities laws.

5.10     CORPORATE RECORDS

The corporate records and minute books of the Purchaser contain complete and accurate minutes of all meetings and resolutions of its respective directors and shareholders since its incorporation and all such meetings were duly called and held. The share certificate books, register of members, register of transfers and register of directors of the Purchaser are complete and accurate.

5.11     POWER, CAPACITY AND AUTHORITY OF THE PURCHASER

The Purchaser has the necessary power, capacity, right and authority to enter into and deliver this Agreement and the other Transaction Documents, and to perform its obligations hereunder and thereunder.

5.12     COMMISSIONS, ETC.

Except for the finder's fee referred to in section 10.3, there are no commissions or other remuneration payable to any broker, agent or other intermediary who has been retained or acted for or on behalf of the Purchaser with respect to the purchase by it of the Centrasia Shares.

5.13     AUTHORIZATION

All action on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Purchaser hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally; and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5.14     COMPLIANCE

The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby:

         (a) are not in violation or default of its Constating Documents or of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any material provision of any applicable federal, state or provincial statute, rule or regulation and will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any such provision, instrument, judgment, order, writ, decree or contract; and

         (b) will not result in or constitute, with or without the passage of time and giving of notice, an event which results in the creation of any Lien upon any assets of the Purchaser or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Purchaser and its business or operations or any of its and assets or properties.

5.15     GOVERNMENTAL CONSENTS

Save and except as referred to in this Agreement, no consent, approval, order or authorization of, or registration, qualification, license, permit, consent notice, designation, declaration or filing with, any authority on the part of the Purchaser is required in connection with the execution, deliverance, due performance, observance and consummation of the transactions contemplated by the Transaction Documents and to render the Transaction Documents valid, legal, binding and enforceable.

5.16     APPROVAL OF THIRD PARTIES

Save and except as referred to in this Agreement, the Purchaser is not under any obligation, contractual or otherwise, to give notice or to request or obtain the consent of any Person or entity to any of the transactions contemplated in the Transaction Documents, or to the purchase of the Centrasia Shares or the issuance of the Acquisition Shares.

5.17     BARADERO FINANCIAL STATEMENTS

         (a) The Baradero Financial Statements are complete and correct in all material respects and have been prepared in accordance with GAAP.

         (b) The Baradero Financial Statements present fairly the financial condition and operating results as of the dates, and for the periods, indicated therein.

         (c) Except as set forth in the most recent Baradero Financial Statements or otherwise disclosed in this Agreement (including the Baradero Material Contracts), the Purchaser does not have any liabilities, contingent, accruing or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to the date of the most recent Baradero Financial Statements; and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Baradero Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of each of the Purchaser and have not had a material adverse impact on the financial condition of the Purchaser since the date of the most recent Baradero Financial Statements.

5.18     ACCOUNTS PAYABLE AND OTHER LIABILITIES

Schedule 5.18 provides a complete listing for the Purchaser's accounts payable and all other liabilities equal to or in excess of $5,000 as at April 30, 2005, such amounts determined in accordance with GAAP.

5.19     FINANCIAL RECORDS OF THE PURCHASER

The books and records of the Purchaser have been consistently kept in accordance with its internal policies and do fairly and correctly set out and disclose as at the date hereof in all material respects:

         (a) its assets, liabilities and shareholders' equity, all as at the date hereof; and

         (b) its revenues and expenses for the period from the date of most recent Baradero Financial Statements to the date hereof;

and all of its material financial transactions have been accurately recorded in such books and records up to and including the date hereof. Without in any way limiting the generality of the foregoing, all bonuses, commissions and other payments are reflected in the books of account of the Purchaser.

5.20     SHAREHOLDERS' LOANS

As at the date hereof there are no loans outstanding from shareholders to the Purchaser, other than as disclosed in the most recent Baradero Financial Statements.

5.21     GUARANTEES AND OTHER AGREEMENTS OF THE PURCHASER

Except as set out in the Baradero Financial Statements or otherwise disclosed in this Agreement (including the Baradero Material Contracts), the Purchaser is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person or entity, and the Purchaser has not given any guarantee or warranty in respect of any property, products or services sold or leased by it except in the ordinary course of business.

5.22     SUBSEQUENT EVENTS

Except as disclosed herein, since the date of the most recent Baradero Financial Statements, the Purchaser has not:

         (a) declared, made or committed itself to make any payment of any dividends or any other distribution in respect of its shares;

         (b)      subdivided,   consolidated  or   reclassified,   or  redeemed,
                  purchased or otherwise acquired or agreed to acquire any of its shares;

         (c) transferred, assigned, sold or otherwise disposed of any of its assets or cancelled any debts or claims except, in each case, in the ordinary and usual course of business;

         (d) incurred or assumed any obligations or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and usual course of business;

         (e) issued or sold any shares in its capital or any warrants, bonds, debentures or its other corporate securities or issued, granted or delivered any right, option or other commitment for the issuance of any such securities;

         (f) discharged or satisfied any Lien or paid any obligation or Liability other than liabilities incurred in the ordinary and usual course of business;

         (g) suffered an operational loss or any extraordinary loss, waived, surrendered or omitted to take any action in respect of any rights of substantial value, or entered into any commitment or transaction not in the ordinary and usual course of business;

         (h) made or otherwise authorized or agreed to any changes in any Material Contract that could have a material effect on it;

         (i) paid any bonuses, pensions, share of profits or similar benefits (whether monetary or otherwise) or made any general wage or salary increases in respect of personnel which it employs, consultants, Persons contracted to provide services to it, its directors or former directors;

         (j) mortgaged, pledged, subjected to Lien, granted a security interest in or otherwise encumbered any of its assets, whether tangible or intangible;

         (k)      made any gift of money or of any of its assets to any Person;

         (l) experienced any material changes in the condition (financial or otherwise), its assets, Liabilities, operations, earnings, business or prospects;

         (m) experienced any material damage, destruction or loss, labour trouble or other events, development or condition (whether or not covered by insurance) which has or may have a material affect on its assets, business or future prospects;

         (n) made any payment, discharge or satisfaction of any Lien, Liability or obligation (whether absolute, accrued, contingent or otherwise, and whether due or to become due) other than payment of accounts payable and tax liabilities incurred in the ordinary and normal course business and consistent with past practice;

         (o) made any licence, sale, assignment, transfer, disposition, pledge, mortgage of or granting a security interest or other Lien on or over any of its assets, other than in the ordinary and normal course of business;

         (p) made any write-off as uncollectible of any accounts receivable or any portion thereof;

         (q) had any cancellation of any debts or claims or any amendment, termination or waiver of any rights of value;

         (r)      made any loan to, or  engaged in any other  transaction  with,
                  any  of  its  employees,   officers  or  directors  or  former
                  employees, officers or directors;

         (s)      made any capital expenditures or commitments;

         (t) made any change in the accounting or tax practices followed by it; or

         (u) authorized, agreed or otherwise become committed to do any of the foregoing.

5.23     CONDUCT OF BUSINESS

The Purchaser's business has been carried on in the ordinary and normal course of business since the date of the most recent Baradero Financial Statements and there has been no event or circumstance which would constitute a material adverse change in or to its business.

5.24     BARADERO MATERIAL CONTRACTS

The Baradero  Material  Contracts  are listed and briefly  described in Schedule
5.24 to this Agreement and the Purchaser has fulfilled and performed all of its obligations which are necessary to be fulfilled or performed as of this date, and is capable of fulfilling and performing its obligations thereunder. The Purchaser has provided to the Company a true and complete copy of each material contract to which it is a party as listed and described in Schedule 5.24 and all amendments thereto. The Purchaser is not aware of any intention on the part of any of the other parties thereto to terminate or materially alter any of the Baradero Material Contracts to which it is a party.

5.25     NO OTHER AGREEMENTS

Other than the Baradero Material Contracts described in Schedule 5.24, there are no agreements, letters of intent, commitments or understandings, to which the Purchaser is a party which:

         (a) involve partnerships, joint ventures, or licensing of its assets; or

         (b) are not on arm's length terms or are in any way otherwise than in the ordinary and normal course of business.

5.26     NO DEFAULTS UNDER BARADERO MATERIAL CONTRACTS

The Purchaser is not, nor to the best of the knowledge of the Purchaser is any other party, in default or breach in any material respect of any of the Baradero Material Contracts and there exists no state of facts as of the date hereof which after notice or lapse of time or both would constitute such a default or breach by the Purchaser and all the Baradero Material Contracts are in good standing and in full force and effect and the Purchaser is entitled to all rights and benefits thereunder and has not assigned, promised to assign, encumbered, impaired or otherwise disposed of any rights or benefits or its entitlement thereto.

5.27     SHAREHOLDERS AGREEMENTS

There are no shareholders' agreements or other agreements governing the voting, holding, transfer or sale of the Purchaser's shares or the management of the affairs of the Purchaser.

5.28     LITIGATION

Except as disclosed herein:

         (a) there is no action, suit, claim, proceeding or investigation outstanding, or, to the best of the knowledge of the Purchaser, currently threatened against the Purchaser which questions, undermines or jeopardizes the validity of the Transaction Documents to which the Purchaser is a party or the right of the Purchaser to enter into any of them, or to consummate the transactions contemplated thereunder, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Purchaser, financially or otherwise, or any change in the current equity ownership of the Purchaser, nor is the Purchaser aware that there is any basis for the foregoing;

         (b) the Purchaser is not a party or subject to the provisions of any order, rule, writ, injunction, judgment or decree of any court or government agency or instrumentality; and

         (c) there is no action, suit, claim, proceeding or investigation by the Purchaser currently outstanding or which the Purchaser intends to initiate.

5.29     SUBSIDIARIES AND AFFILIATES

The Purchaser presently does not own or Control, directly or indirectly, any interest in any other company, association, partnership, joint venture or other business entity other than its newly incorporated British Virgin Islands subsidiaries, Magellan Gold (BVI) Inc. and Magellan Holdings (BVI) Corp.

5.30     NO OPTIONS ON ASSETS

Other than as provided herein, there is no agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Purchaser of its business or any of its assets.

5.31     NON-ARMS LENGTH TRANSACTIONS

The Purchaser has not since the date of the most recent Baradero Financial Statements made any payment or loan to, or borrowed any moneys from or is otherwise indebted to, any officer, director, employee, shareholder or any other Person not dealing at arm's length with it or any Affiliates or Associate of any of the foregoing, except (a) as reflected in the Baradero Financial Statements;
(b) usual employee reimbursements and compensation paid in the ordinary course of business; and (c) as disclosed in this Agreement or in the documents disclosed in this Agreement.

5.32     ENVIRONMENTAL MATTERS

Conditions on and relating with respect to all past and current operations of the Purchaser, if any, are in material compliance with all applicable laws, regulations and orders relating to environmental matters including but not limited to reclamation, rehabilitation, waste disposal and storage.

5.33     PUBLIC COMPANY STATUS

The Purchaser is a "reporting issuer" within the meaning of the Securities Acts of the provinces of British Columbia and Alberta and is registered as a foreign private issuer with the Securities and Exchange Commission of the United States of America (the "SEC"). The Purchaser is in good standing with respect to all filings required to be made with the securities regulatory authorities of the Provinces of British Columbia and Alberta and with the SEC. No material change relating to the Purchaser has occurred with respect to which the requisite material change report has not been filed and no such disclosure has been made on a confidential basis. No securities commission or similar regulatory authority has issued any order preventing or suspending trading in any securities of the Purchaser or prohibiting the issue and sale of the common shares in the capital of the Purchaser and to the knowledge of the Purchaser no such proceedings for such purposes are pending or threatened. The Purchaser has not received any oral or written enquiries, and to the knowledge of the Purchaser it is not subject to any review or investigation, regarding any part of its public disclosure record with either the TSX-V or the securities commission of any province in Canada, or with the SEC, including any financial statements filed or available on SEDAR and the accounting treatment used therein from any federal, provincial, local or other government, governmental or public department, body or other law, rule or regulation-making entity.

5.34     ISSUANCE OF ACQUISITION SHARES

The Acquisition Shares to be issued to the Centrasia Shareholders in connection with the transactions contemplated by this Agreement will, when issued in accordance with the terms of this Agreement, be validly issued, fully paid and non-assessable and shall form part of a class of shares that is listed and posted for trading on the TSX-V. Such issuance of Acquisition Shares will be effected in such a way that it is in compliance with all applicable securities laws.

5.35     OTHER REPRESENTATIONS

All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser and pursuant hereto or in connection with the transactions contemplated by this Agreement shall be deemed to be representations and warranties by the Purchaser.

5.36     FULL DISCLOSURE

The Purchaser has provided Centrasia Shareholders with all the information the Centrasia Shareholders have requested in order to decide whether to sell the Centrasia Shares. The representations and warranties of the Purchaser in the Transaction Documents to which the Purchaser is a party do not contain any untrue statement of material fact or omit to state a material fact necessary to make such representations and warranties not misleading to a reasonable prospective purchaser of equity shares.

                                    ARTICLE 6
                                    COVENANTS

6.1      COVENANTS OF THE PURCHASER

Between the date hereof and Closing, the Purchaser covenants and agrees that it will:

         (a) provide full access during normal business hours to its books and records to the Company and its advisors for the purposes of conducting due diligence. Such due diligence may include, but is not limited to, a review of financial and business records and accounting practices relating to the Purchaser's business and contracts between the Purchaser and third parties including, but not limited to, employment contracts and stock option agreements. The Purchaser will cooperate with the Company with respect to such due diligence;

         (b) except as required by law, receive and maintain all information received from the Company and the Centrasia Shareholders, whether pursuant to Sections 6.2(a) or otherwise, strictly in confidence and not disclose to any Person or make public or authorize the disclosure of any such information and not use such information for any purpose except for the purpose contemplated by this Agreement unless:
                  (i) the specific information is now or hereafter publicly disclosed other than as a result of breach of this provision;
                  (ii) the specific information was in the possession of the Purchaser prior to the disclosure by the Purchaser; (iii) the specific information is hereafter disclosed to the Purchaser by a third party having no obligation of confidentiality with regard to the information; or (iv) the specific information is independently generated by the Purchaser without the use and not as a consequence of the disclosure by the Company or the Centrasia Shareholders. If this Agreement is terminated, the Purchaser must immediately return to the others all confidential information that was furnished to it, without retaining any copy thereof;

         (c) carry on its business in the normal and ordinary course and not assign, sell, dispose or transfer any of its assets, terminate, assign or breach any Baradero Material Contract, cancel any debts or claims, incur any Liabilities, or make any expenditure outside the ordinary course of business without the consent of the Company, which consent will not be unreasonably withheld;

         (d) not issue any securities declare or pay any dividends or otherwise make any distributions to its shareholders, redeem, purchase or acquire any of its shares or alter its capital structure in any way;

         (e) use reasonable efforts to change its name to "Centrasia Mining Corp.";

         (f) use reasonable efforts to complete a non-brokered private placement (the "Private Placement") of 4,375,000 units of the Company at a price not less than C$0.20 per unit, each unit consisting of one common share in the capital of the Company and one common share purchase warrant with an exercise price of Cdn$0.40 and expiry date of two years from the Closing Date;

         (g)      engage Chase Management Ltd. to continue providing accounting,
                  administration  and  management   services  to  the  Purchaser
                  subsequent to the Closing;

         (h)      apply for all necessary regulatory and shareholder  approvals;
                  and

         (i) execute and do all such further deeds, acts, things and assurances as may be reasonably required to complete the transactions contemplated herein.

6.2      COVENANTS OF THE COMPANY

The Company covenants and agrees that between the date hereof and Closing it will:

         (a) provide full access during normal business hours to the books and records of the Company to the Purchaser for the purposes of conducting due diligence. Such due diligence may include, but is not limited to, a review of financial and business records and accounting practices relating to the Company's business, the validity of any permits, licences, options and other rights with respect to the Company's assets, and contracts between the Company and third parties including, but not limited to the Purchase Agreement, employment contracts, stock option agreements and joint venture or partnership agreements. The Company will cooperate with the Purchaser with respect to such due diligence;

         (b) except as required by law, receive and maintain all information received from the Purchaser, whether pursuant to sections 6.1(a) or otherwise, strictly in confidence and not disclose to any Person or make public or authorize the disclosure of any such information and not use such information for any purpose except for the purpose contemplated by this letter of intent unless: (i) the specific information is now or hereafter publicly disclosed other than as a result of breach of this provision; (ii) the specific information was validly in the possession of the Company prior to the disclosure by the Purchaser other than as a result of a breach of confidentiality by a third party; (iii) the specific information was or is hereafter disclosed to the Company by a third party having no obligation of confidentiality with regard to the information; or (iv) the specific information is independently generated by the Company without the use and not as a consequence of the disclosure by the Purchaser. If this Agreement is terminated, the Company must immediately return to the Purchaser all confidential information that was furnished to it, without retaining any copy thereof;

         (c) carry on its business in the normal and ordinary course and not assign, sell, dispose or transfer any of its assets, terminate, assign or breach any Centrasia Material Contract, cancel any debts or claims, incur any Liabilities, or make any expenditure outside the ordinary course of business without the consent of the Purchaser, which consent will not be unreasonably withheld;

         (d) amend or restate the Original Bulakashu Option Agreement (the "New Bulakashu Option Agreement") in form and substance satisfactory to the Purchaser and the Purchaser's counsel acting reasonably and will use its reasonable best efforts to cause the other parties to the New Bulakashu Option Agreement with the exception of the Purchaser and the Subsidiaries, to enter into the Amended Bulakashu Option Agreement;

         (e) not issue any securities declare or pay any dividends or otherwise make any distributions to the Centrasia Shareholders, redeem, purchase or acquire any Centrasia Shares or alter its capital structure in any way;

         (f) obtain any necessary consents and waivers and give all notices, which are required prior to Closing;

         (g) deliver an opinion of a Kyrgyz lawyer to the Purchaser regarding BMC and regarding the Bulakashu Property and BMC's title thereto, in a form acceptable to the Purchaser and its solicitors;

         (h)      deliver a technical  report to the  Purchaser on the Bulakashu
                  Property  which  complies  with  National   Instrument  43-101
                  Standards of Disclosure for Mineral Projects;

         (i) provide the Purchaser with all information regarding the Company and its shareholders that may be required to obtain regulatory approval for the transactions contemplated in the Transaction Documents;

         (j)      deliver audited financial statements for BMC to the Purchaser;
                  and

         (k) execute and do all such further deeds, acts, things and assurances as may be reasonably required to complete the transactions contemplated herein.

6.3      COVENANTS OF THE CENTRASIA SHAREHOLDERS

Each of the Centrasia Shareholders covenants and agrees that between now and Closing it will:

         (a)      not  enter  into  any  agreement   for  the  sale,   transfer,
                  encumbrances or other disposition of their Centrasia Shares;

         (b) comply with any escrow, hold period, seed share resale or other restrictions applicable to the Acquisition Shares as may be imposed by the TSX-V or under applicable securities laws;

         (c) use its reasonable best efforts to cause the Company to amend or restate the Original Bulakashu Option Agreement and enter into the New Bulakashu Option Agreement;

         (d) execute all undertakings and comply with all requirements of the applicable securities laws, the TSX-V and any other Persons or Governmental Authorities, which may be necessary or reasonable to obtain the necessary approvals under applicable securities laws and stock exchange requirements and any other Persons or Governmental Authorities to the transactions contemplated hereby;

         (e) cooperate with the Purchaser with respect to any due diligence performed by the Purchaser with respect to such Person; and

         (f) execute and do all such further deeds, acts, things and assurances as may be reasonably required to complete the transactions contemplated herein.

                                   ARTICLE 7
                       RELIANCE AND SURVIVAL AND INDEMNITY

7.1      RELIANCE AND SURVIVAL - COMPANY

Each of the Company and Turnbull acknowledges and agrees that the Purchaser is relying on the representations and warranties set forth in Article 3 in purchasing the Centrasia Shares and agree that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Closing and will continue in full force and effect for the benefit of the Purchaser subject to the following provisions of this Section:

         (a) except as provided in subsection 7.1(b), no Warranty Claim may be made or brought by the Purchaser after the date which is six months following the Closing Date; and

         (b) any Warranty Claim which is based upon or relates to the representations and warranties in Section 3.1, 3.2, 3.11, or otherwise relates to title to the Centrasia Shares or which is based upon intentional misrepresentation or fraud by the Company may be made or brought by the Purchaser or any of them at any time.

After the expiration of the period of time referred to in subsection 7.1(a), each of the Company and Turnbull will be released from all obligations and liabilities in respect of the representations and warranties made under Article 3 hereof or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any claims made by the Purchaser in writing prior to the expiration of such period and subject to the rights of the Purchaser to make any claim permitted by subsection 7.1(b).

7.2      RELIANCE AND SURVIVAL - CENTRASIA SHAREHOLDERS

Each Centrasia Shareholder acknowledges and agrees that the Purchaser is relying on the representations and warranties made by him set forth in Article 4 in purchasing his Centrasia Shares and agrees that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Closing and will continue in full force and effect for the benefit of the Purchaser subject to the following provisions of this Section:

         (a) except as provided in subsection 7.2(b), no Warranty Claim may be made or brought by the Purchaser after the date which is six months following the Closing Date; and

         (b) any Warranty Claim which is based upon or relates to the representations and warranties in Section 4.1, 4.2, 4.3 or otherwise relates to title to his Centrasia Shares or which is based upon intentional misrepresentation or fraud by him may be made or brought by the Purchaser against him at any time.

After the expiration of the period of time referred to in subsection 7.2(a), each Centrasia Shareholder will be released from all obligations and liabilities in respect of the representations and warranties made by him under Article 4 hereof or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any claims made by the Purchaser in writing prior to the expiration of such period and subject to the rights of the Purchaser to make any claim permitted by subsection 7.2(b).

7.3      RELIANCE AND SURVIVAL - THE PURCHASER

The Purchaser acknowledges and agrees that the Company and the Centrasia Shareholders are relying on the representations and warranties of the Purchaser set forth in Article 5 (including, in the case of the Centrasia Shareholders, in selling their respective Centrasia Shares) and agrees that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Closing and will continue in full force and effect for the benefit of the Company and the Centrasia Shareholders subject to the following provisions of this Section:

         (a) except as provided in subsection 7.3(b), no Warranty Claim may be made or brought by the Company, the Centrasia Shareholders or any of them after the date which is six months following the Closing Date; and

         (b) any Warranty Claim which is based upon or relates to the representations and warranties in Sections 5.1, 5.2 and 5.11 or which is based upon intentional misrepresentation or fraud by the Purchaser may be made or brought by the Company, the Centrasia Shareholders or any of them at any time.

After the expiration of the period of time referred to in subsection 7.3(a), the Purchaser will be released from all obligations and liabilities in respect of the representations and warranties made by the Purchaser and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any claims made by the Company, the Centrasia Shareholders or any one of them in writing prior to the expiration of such period and subject to the rights of the Company, the Centrasia Shareholders or any one of them to make any claim permitted by subsection 7.3(b).

7.4      INDEMNITY - THE COMPANY AND TURNBULL

Each of the Company and Turnbull agrees to indemnify and save harmless the Purchaser from and against all losses, damages, costs or expenses, including legal costs as between a solicitor and his own client, suffered or incurred by the Purchaser as a result of or in connection with any Warranty Claim. Notwithstanding any other provision contained herein, the obligations of indemnification by each of the Company and Turnbull pursuant to this Section 7.4 will be subject to the limitations referred to in Section 7.1 hereof with respect to the survival of the representations and warranties by such person.

7.5      INDEMNITY - THE CENTRASIA SHAREHOLDERS

Each Centrasia Shareholder agrees to indemnify and save harmless the Purchaser from and against all losses, damages, costs or expenses, including legal costs as between a solicitor and his own client, suffered or incurred by the Purchaser as a result of or in respect of such Centrasia Shareholder. Notwithstanding any other provision contained herein, the obligations of indemnification by each Centrasia Shareholder pursuant to this Section 7.5 will be subject to the limitations referred to in Section 7.2 hereof with respect to the survival of the representations and warranties by him.

7.6      INDEMNITY - THE PURCHASER

The Purchaser agrees to indemnify and save harmless the Company, the Centrasia Shareholders or any one of them from and against all losses, damages, costs or expenses, including legal costs as between a solicitor and his own client, suffered or incurred by the Company, the Centrasia Shareholders or any one of them as a result of or in connection with any Warranty Claim. Notwithstanding any other provision contained herein, the obligations of indemnification by the Purchaser pursuant to this Section 7.6 will be subject to the limitations referred to in Section 7.3 hereof with respect to the survival of the representations and warranties by the Purchaser.

7.7      THIRD PARTY CLAIMS

         (a) In the case of a Warranty Claim which may arise as a result of claim being made by a third party (a "Claim"), the party seeking indemnification (the "Indemnified Party") shall give prompt notice, and in any event within 10 days, to the party or parties from whom the Indemnified Party is seeking indemnification (the "Indemnifying Party") of any such Claims made upon it. If the Indemnified Party fails to give such notice, such failure shall not preclude the Indemnified Party from obtaining such indemnification but its right to indemnification may be reduced to the extent that such delay prejudiced the defence of the Claim or increased the amount of liability or cost of defense and provided that no claim for indemnity in respect of the breach of any representation or warranty contained in this Agreement may be made unless notice of such Claim has been given prior to the expiry of the survival period applicable to such representation and warranty pursuant to Section 7.1, 7.2 or 7.3 as applicable.

         (b) The Indemnifying Party shall have the right, by notice to the Indemnified Party given not later than 20 days after receipt of the notice described in subsection (a), to assume the control of the defence, compromise or settlement of the Claim, provided that such assumption shall, by its terms, be without cost to the Indemnified Party and provided the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party in accordance with the terms contained in this Section in respect of that Claim.

         (c) Upon the assumption of control of any Claim by the Indemnifying Party as set out in subsection (b), the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of the Claim at its sole expense, including if necessary, employment of counsel reasonably satisfactory to the Indemnified Party and, in connection therewith, the Indemnified Party shall co-operate fully, but at the expense of the Indemnifying Party with respect to any out-of-pocket expenses incurred, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Party are reasonably necessary to enable the Indemnifying Party to conduct such defence. The Indemnified Party shall also have the right to participate in the negotiation, settlement or defence of any Claim at its own expense.

         (d) If the Indemnifying Party does not assume control of a Claim as permitted in subsection (b), the Indemnified Party shall be entitled to make such settlement of the Claim as in its sole discretion may appear advisable, and such settlement or any other final determination of the Claim shall be binding upon the Indemnifying Party.

                                    ARTICLE 8
                                   CONDITIONS

8.1      CONDITIONS PRECEDENT FOR BENEFIT OF THE PURCHASER

The obligations of the Purchaser under this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions which are for the sole benefit of the Purchaser and may be waived by the Purchaser in writing any time before Closing:

         (a) the representations and warranties of the Company and the Centrasia Shareholders in Article 3 and Article 4 being true as of the Closing;

         (b) no material adverse change shall have occurred in the business operation, capital, financial condition or prospects of the Company prior to Closing;

         (c) the board of directors of the Company will have given all necessary approvals for the entry into of the Transaction Documents and all transactions contemplated thereby and the Purchaser will have obtained all necessary approvals from its board of directors;

         (d)      the Purchaser shall have completed the Private Placement;

         (e) the Purchaser shall have received a fully executed copy of the New Bulakashu Option Agreement;

         (f) all corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto and other documents in connection with the purchase and sale hereunder, including the Transaction Documents, will be reasonably satisfactory in form and substance to the Purchaser's counsel acting reasonably, and they will have received all executed such counterpart original and certified or other copies of such documents as they may reasonably request;

         (g) the Purchaser will be satisfied acting reasonably that the Company and the Centrasia Shareholders have performed and complied with all agreements, covenants, obligations and conditions contained in this Agreement and the other
                  Transaction Documents that are required to be performed or complied with by it on or before the Closing;

         (h) Chase Management Ltd. shall have been engaged to continue providing accounting, administration and management services to the Purchaser subsequent to the Closing;

         (i) the Company shall have consented to the change of the name of the Purchaser to "Centrasia Mining Corp." and to the necessary change of its name to any name that the Purchaser may approve;

         (j) the Centrasia Shareholders shall have, as may be required by the TSX-V or other regulatory authorities, entered into the Surplus Securities Escrow Agreement pursuant to which certain shares issued to them will be subject to escrow;

         (k) the shareholders of the Purchaser shall have elected Nick DeMare, Doug Turnbull, Greg Crowe, Lindsay Bottomer, Cary Pinkowski and Oleg Kim as the directors of the Purchaser, subject to the Purchaser receiving consents to act from each of the foregoing; and

         (l) the Purchaser and the Company shall have received all applicable shareholder approvals and all consents, approvals and other authorizations of any regulatory authorities (including the TSX-V), shareholders or third parties to enter into this Agreement and the other Transaction Documents and complete the transactions contemplated herein and therein.

8.2      CONDITIONS FOR THE SOLE BENEFIT OF THE PURCHASER

The conditions precedent set forth in Section 8.1 are for the sole benefit of the Purchaser and whether or not the Purchaser is satisfied or unsatisfied will be determined by the Purchaser in the discretion of the Purchaser, acting reasonably. In case any of the conditions precedent set forth in Section 8.1 have not been fulfilled on or before the Closing Date, the Purchaser may, in its sole discretion, either: (a) terminate its obligation to purchase the Centrasia Shares by notice in writing to the Company and the Centrasia Shareholders, in which event, subject to Section 8.6, the Purchaser will be released from all obligations under this Agreement; or (b) waive compliance with any such condition if it sees fit to do so, without prejudice to its right of termination in the event of non-fulfilment of any other condition in whole or in part.

8.3      CONDITIONS PRECEDENT FOR BENEFIT OF THE COMPANY AND THE CENTRASIA
         SHAREHOLDERS

The obligations of the Company and the Centrasia Shareholders under this Agreement are subject to the fulfilment on or before the Closing of each of the following conditions which are for the sole benefit of the Company and the Centrasia Shareholders and may be waived by the Company and the Centrasia Shareholders in writing any time before Closing:

         (a) the representations and warranties of the Purchaser in Article 5 being true as of the Closing Date;

         (b) no material adverse change shall have occurred in the business operation, capital, financial condition or prospects of the Purchaser prior to Closing;

         (c) the board of directors of the Purchaser will have given all necessary approvals for the entry into of the Transaction Documents and all transactions contemplated thereby and the Company will have obtained all necessary approvals from its board of directors;

         (d) all corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto and other documents in connection with the purchase and sale hereunder, including the Transaction Documents, will be reasonably satisfactory in form and substance to the Company and the Centrasia Shareholders' counsels, and they will have received all executed such counterpart original and certified or other copies of such documents as they may reasonably request;

         (e) the Company and the Centrasia Shareholders will be satisfied that the Purchaser has performed and complied with all agreements, covenants, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing;

         (f) the Company shall have received a fully executed copy of the New Bulakashu Option Agreement;

         (g) the Purchaser shall have amended or terminated the Stock Option Plan established a new stock option plan (the "New Stock Option Plan") on terms satisfactory to the Purchaser and the Centrasia Shareholders and their respective advisors, reserving 20% of the common shares of the Purchaser to be issued and outstanding following completion of the transactions contemplated herein, accounting for the completion of the Private Placement and Debt Settlement Agreements;

         (h) the Purchaser shall have changed its name to "Centrasia Mining Corp.";

         (i)      the completion of the Private Placement;

         (j) the shareholders of the Purchaser shall have elected Nick DeMare, Doug Turnbull, Greg Crowe, Lindsay Bottomer, Cary Pinkowski and Oleg Kim as the directors of the Purchaser, subject to the Purchaser receiving consents to act from each of the foregoing; and

         (k) the Purchaser and the Company shall have received all applicable shareholder approvals and all consents, approvals and other authorizations of any regulatory authorities (including the TSX-V), shareholders or third parties to enter into this Agreement and the other Transaction Documents and complete the transactions contemplated herein and therein.

8.4      CONDITIONS FOR THE SOLE BENEFIT OF THE COMPANY AND THE CENTRASIA
         SHAREHOLDERS

The conditions precedent set forth in Section 8.3 are for the sole benefit of the Company and the Centrasia Shareholders and whether or not the Company and the Centrasia Shareholders are satisfied or unsatisfied will be determined by the Company and the Centrasia Shareholders in the discretion of the Centrasia Shareholders, acting reasonably. In case any of the conditions precedent set forth in Section 8.3 have not been fulfilled on or before the Closing Date, the Company and the Centrasia Shareholders may, in their sole discretion, either:
(a) terminate its obligation to sell the Centrasia Shares by notice in writing to the Purchaser, in which event, subject to Section 8.6, the Company and the Centrasia Shareholders will be released from all obligations under this Agreement; or (b) waive compliance with any such condition if it sees fit to do so, without prejudice to its right of termination in the event of non-fulfilment of any other condition in whole or in part.

8.5      TERMINATION

If the transactions contemplated hereby are not completed by September 1, 2005, any party hereto may terminate this Agreement by notice in writing to the other parties.

8.6      SURVIVAL OF CERTAIN PROVISIONS

Sections  6.1(b),  6.2(b),  7.1, 7.2, 7.3,  7.4, 7.5, 7.6,  10.2,  and 10.3 will survive any termination of this Agreement.

                                    ARTICLE 9
                               CLOSING OBLIGATIONS

9.1      CLOSING OBLIGATIONS OF THE COMPANY AND THE CENTRASIA SHAREHOLDERS

Subject to the terms and conditions of this Agreement, the Company and the Centrasia Shareholders covenant and agree with the Purchaser that at the Closing, they will deliver to the Purchaser:

         (a) a certified copy of the resolutions of the directors of the Company approving the Transaction Documents and the transfer of all of the Centrasia Shares to the Purchaser;

         (b) original share certificates representing the Centrasia Shares either duly signed off or accompanied by duly executed powers of attorney;

         (c) executed copies of all Transaction Documents not previously provided;

         (d) copies of all notices, consents and waivers required before Closing and not previously provided;

         (e)      comfort letter of the auditors of Centrasia and BMC;

         (f) certificate of good standing for Centrasia issued by the Registrar of Companies;

         (g) new share certificates representing all of the Centrasia Shares to which the Purchaser is entitled, duly and validly registered in the name of the Purchaser or as otherwise directed by the Purchaser;

         (h) certificate of an officer of the Company certifying that (a) all of the representations and warranties of the Company are true as of Closing; (b) all of the covenants of the Company have been performed; and (c) all of the conditions for the benefit of the Company and Centrasia Shareholders have been complied with or waived by the Company;

         (i) certificate of each Centrasia Shareholder certifying that (a) all of his representations and warranties are true as of Closing; (b) all of his covenants have been performed; and (c) all of the conditions for the benefit of the Company and Centrasia Shareholders have been complied with or waived by him;

         (j) the minute books, corporate seals, accounting records, bank account records and other corporate head office files, documents and materials of the Company as may be requested by the Purchaser;

         (k) opinion of counsel to the Company in form and substance acceptable to the Purchaser; and

         (l) all other documents as the Purchaser have reasonably request pursuant to the terms and conditions contained in this Agreement.

9.2      CLOSING OBLIGATIONS OF THE PURCHASER

Subject to the terms and conditions of this Agreement, the Purchaser covenants and agrees with the Company that at the Closing, it will deliver to the Company and/or the Centrasia Shareholders, as the case may be:

         (a) a certified copy of the resolutions of the directors of the Purchaser approving the Transaction Documents to which the Purchaser is a party and the purchase of the Centrasia Shares and the issuance of the Acquisition Shares;

         (b) evidence of the issuance (subject to a Surplus Securities Escrow Agreement) of the Acquisition Shares issued to the Centrasia Shareholders validly registered in the name of the Centrasia Shareholders;

         (c) opinion of counsel to the Purchaser in form and substance acceptable to the Company and the Centrasia Shareholders;

         (d) executed copies of all Transaction Documents not previously provided;

         (e) confirmation of completion of the continuance and name change of the Purchaser;

         (f) confirmation of appointment of Nick DeMare, Doug Turnbull, Greg Crowe, Lindsay Bottomer, Cary Pinkowski and Oleg Kim as the directors of the Purchaser, subject to the Purchaser receiving consents to act from each of the foregoing;

         (g)      confirmation of completion of the Private Placement;

         (h)      confirmation   of   TSX-V   approval   of   the   transactions
                  contemplated hereby;

         (i) share certificate for 233,338 of the Purchaser's Shares representing the finder's fee issued to Mr. Shapur Salem validly registered in the name of Mr. Shapur Salem or as otherwise directed by Mr. Shapur Salem; and

         (j) all other documents as the Company and/or the Centrasia Shareholders have reasonably requested pursuant to the terms and conditions of this Agreement.

                                   ARTICLE 10
                               GENERAL PROVISIONS

10.1     STANDSTILL PROVISION

Except as contemplated herein, the parties hereto and their respective agents will not, and will not permit any of their respective directors, officers, employees or agents (including investment bankers, attorneys and accountants), to directly or indirectly solicit, discuss, encourage, or accept any offer for the purchase or financing of the other party hereto or the business and/or the assets of such party, whether as a primary or back-up offer, or take any other action with the intention or reasonably foreseeable effect of leading to any commitment or agreement to sell or finance such party or business and/or the assets of such party.

10.2     ANNOUNCEMENTS OR DISCLOSURE OF TRANSACTION

No press release, public notice or other publicity concerning the Purchaser's acquisition of the Centrasia Shares will be made without the prior approval of all parties hereto, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing:

         (a) Subject to 10.2(b), if any disclosure or announcement is required by law concerning the Purchaser's acquisition of the Centrasia Shares, the party or parties making such disclosure may do so without the prior approval of all parties hereto, so long as they consult with such other parties as to the wording of such disclosure or announcement prior to releasing it; and

         (b) the Purchaser will be entitled, without the prior approval of any other party hereto, to disclose a brief description of the acquisition and a general description of the business of Centrasia for publication in public disclosure documents.

10.3     COSTS AND EXPENSES

Except as otherwise specifically set forth herein, each party will bear its own expenses in connection with the matters referred to herein, including, without limitation, the costs and expenses of all attorneys, technical specialists, brokers, investment bankers, agents and accountants and auditors employed by such party. The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finders fees or other compensation in connection with the contemplated transaction which may be asserted by any Person based on any agreement or arrangement for payment by the other party.

The parties acknowledge that a finder's fees is payable in respect of the transactions contemplated hereby, to Mr. Shapur Salem, which will be paid by way of issuance of 233,338 of the Purchaser's Shares to Mr. Shapur Salem on Closing.

10.4     CONSENT TO TRANSFER SHARES

The Company hereby consents to the transfer of the Centrasia Shares to the Purchaser.

10.5     SUCCESSORS AND ASSIGNS

This Agreement will enure to the benefit of and be binding upon the parties and their respective permitted assigns, personal representatives, administrators, heirs and successors.

10.6     ASSIGNMENT

The Purchaser, the Company and the Centrasia Shareholders shall not assign their rights under this agreement to any Person without obtaining the prior written consent of all the parties hereto.

10.7     TIME OF ESSENCE

Time will be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

10.8     GOVERNING LAW

This Agreement will be governed by and construed in accordance with British Columbia law and applicable Canadian law and will be treated in all respects as a British Columbia contract.

10.9     COUNTERPARTS

This Agreement may be executed in two or more counterparts or facsimile counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

10.10    NOTICES

Unless otherwise specified in this Agreement, any notice or other communication required to be given by any party pursuant to this Agreement must be in writing, given by letter or notice delivered by hand or first-class prepaid post and addressed, in the case of a Centrasia Shareholder, to its address set out above, and, in the case of the Purchaser or the Company, may also be transmitted by facsimile transmission and sent to the address and facsimile number of the recipient set out below, marked for the attention of the representative set out below:

         (a)      if to the Purchaser:

                  Baradero Resources Ltd.
                  Suite 1350, 1090 West Georgia Street
                  Vancouver, BC  V6E 3V7

                  Attention:        Nick DeMare
                  Facsimile:        (604) 683-1585

                  with a copy to:

                  Axium Law Group
                  PO Box 49222
                  Suite 3350, 1055 Dunsmuir Street
                  Vancouver, British Columbia V7X 1L2

                  Attention:        Michael Varabioff
                  Facsimile:        (604) 692-4918

         (b)      if to the Company
                  Centrasia Gold Corp.
                  300 - 1055 W. Hastings St.,
                  Vancouver, BC V6E 2E9

                  Attention:        Doug Turnbull
                  Facsimile:        (604) 688-4169

                  with a copy to:

                  Thomas, Rondeau
                  PO Box 10037 Pacific Centre
                  Suite 1925, 700 West Georgia Street
                  Vancouver, BC  V7Y 1A1

                  Attention:        James Harris
                  Facsimile:        (604) 688-6995

10.11    DEEMED DELIVERY

All notices or other communications delivered in accordance with Section 10.10 will be deemed to have been received at the time of transmission or delivery.

10.12    NO PARTNERSHIP

Nothing in this Agreement or in the relationship of the parties hereto will be construed as in any sense creating a partnership among the parties or as giving to any party any of the rights or subjecting any party to any of the creditors of the other parties.

10.13    SEVERABILITY

The unlawfulness or invalidity or unenforceability of any provision in this Agreement or of any covenant herein contained on the part of any party will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and the parties hereby undertake to renegotiate in good faith, with a view to concluding arrangements as nearly as possible the same as those herein contained.

10.14    AMENDMENTS

No term or provision hereof may be amended except by an instrument in writing signed by all of the parties to this Agreement.

10.15    ENTIRE AGREEMENT

This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party will be liable or bound to any other party in any manner by any oral or written warranties, representations, or covenants with respect to the subject matter of this Agreement, except as specifically set forth herein or therein. The parties hereto agree that the letter agreement dated March 17, 2005 among the parties hereto is hereby terminated and of no further force or effect.

10.16    FURTHER ASSURANCES

The parties will execute and deliver all other appropriate supplemental agreements and other instruments, and take any other action necessary, to give full effect to this Agreement, and to make this Agreement legally effective, binding and enforceable as between them, and as against third parties.

10.17    WAIVER

The failure of a party to insist upon the strict performance of any term of this Agreement, or to exercise any right, or remedy contained in this Agreement, will not be construed as a waiver or a relinquishment by that party for the future, of that term, right or remedy. No waiver by any party hereto of any such covenant will be deemed to have been made unless expressed in writing and signed by the waiving party.

10.18    ATTORNEY FOR EACH CENTRASIA SHAREHOLDER

Each Centrasia Shareholder (other than Turnbull) hereby appoints Douglas Turnbull, the President of the Company, as his attorney and as such authorizes and directs him by and on behalf of and in the name of such Centrasia
Shareholder to approve, execute and deliver under seal or otherwise, any certificates, deeds, documents, agreements, instruments or writings as may be necessary, desirable or useful for the purpose of giving full effect to this Agreement and as may be necessary for the Closing of the transactions contemplated by this Agreement in the sole opinion of such attorney.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


BARADERO RESOURCES LTD.                       CENTRASIA GOLD CORP.

Per:                                          Per:
    /s/  NICK DEMARE                              /s/  DOUGLAS TURNBULL
    --------------------------------              ------------------------------
    Authorized Signatory                          Authorized Signatory

                                                  /s/  JAMES HARRIS
    --------------------------------              ------------------------------
    Authorized Signatory                          Authorized Signatory

SIGNED, SEALED AND DELIVERED BY
DOUG TURNBULL in the presence of:

/s/ LINDA CHOW
-----------------------------------------
Signature of Witness
                                                  /s/  DOUGLAS TURNBULL
                                                  ------------------------------
Name: Linda Chow                                  DOUG TURNBULL
     ------------------------------------

Address:  Suite 3350, 1055
        ---------------------------------
Dunsmuir St., Vancouver, BC
-----------------------------------------
V7X 1L2
Occupation:   Solicitor
           ------------------------------

SIGNED, SEALED AND DELIVERED BY
CARY PINKOWSKI in the presence of:

/s/ LINDA CHOW
-----------------------------------------
Signature of Witness
                                                 /s/  CARY PINKOWSKI
                                                 -------------------------------
Name:  Linda Chow                                CARY PINKOWSKI
     ------------------------------------

Address:  Suite 3350, 1055
        ---------------------------------
Dunsmuir St., Vancouver, BC
-----------------------------------------
V7X 1L2
Occupation:   Solicitor
           ------------------------------

SIGNED, SEALED AND DELIVERED BY BILL
TAFURI in the presence of:

/s/ AMANDA HAAKENSON
-----------------------------------------
Signature of Witness
                                                  /s/  BILL TAFURI
                                                  ------------------------------
Name:    Amanda Haakenson                         BILL TAFURI
     ------------------------------------
           STAPLES 83S
Address:  6543 N. Landmark Drive
        ---------------------------------
 Park City, UT  84098
-----------------------------------------
 ph. 435-615-9778
 fax 435-615-9782
 CC0835@staplescopycenter.com

Occupation:  associate
           ------------------------------

SIGNED, SEALED AND DELIVERED BY
GREG CROWE in the presence of:

/s/ JAMES L. HARRIS
-----------------------------------------
Signature of Witness
                                                  /s/  GREG CROWE
                                                  ------------------------------
Name:  James L. Harris                            GREG CROWE
     ------------------------------------

Address:   Suite 1925, 700 W. Georgia St.
        ---------------------------------
Vancouver, B.C.  V7Y 1A1
-----------------------------------------

Occupation:  Barrister & Solicitor
           ------------------------------


SIGNED, SEALED AND DELIVERED BY
LINDSAY BOTTOMER in the presence of:

/s/ James L. Harris
-----------------------------------------
Signature of Witness
                                                  /s/  LINDSAY BOTTOMER
                                                  ------------------------------
Name:   James L. Harris                           LINDSAY BOTTOMER
     ------------------------------------

Address:  Suite 1925, 700 W. Georgia St.
        ---------------------------------
Vancouver, B.C.  V7Y 1A1
-----------------------------------------

Occupation:  Barrister & Solicitor
           ------------------------------

SIGNED, SEALED AND DELIVERED BY
JAMES HARRIS in the presence of:

/s/ SHANNON COTHAM
-----------------------------------------
Signature of Witness
                                                  /s/  JAMES HARRIS
                                                  ------------------------------
Name:   Shannon Cotham                            JAMES HARRIS
     ------------------------------------

Address:  #12 15875 84th Ave.
        ---------------------------------
Surrey BC
-----------------------------------------

Occupation:  Receptionist
           ------------------------------



SIGNED, SEALED AND DELIVERED BY
ROBIN MERRIFIELD in the presence of:

/s/ ART TROUP
------------------------------------------
Signature of Witness
                                                  /s/  ROBIN MERRIFIELD
                                                  ------------------------------
Name:  Art Troup                                  ROBIN MERRIFIELD
     ------------------------------------

Address: 1400 - 570 Granville Street
        ---------------------------------
Vancouver, B.C. Canada
-----------------------------------------

Occupation:  Mining Executive
           ------------------------------

                                  SCHEDULE 2.2

                     LENDERS' DETAILS AND PRINCIPAL AMOUNTS
                         RE: DEBT SETTLEMENT AGREEMENTS

                                  SCHEDULE 3.2

                  CENTRASIA SHAREHOLDERS AS AT THE CLOSING DATE


AUTHORIZED SHARE CAPITAL

The authorized share capital of the Company consists of 10,000,000 common shares with par value of US$0.001 per share and 10,000,000 preferred shares with par value of US$0.001 per share.

CENTRASIA SHAREHOLDERS AND SHAREHOLDINGS AS AT THE CLOSING DATE, ALL OF WHICH SHALL BE SUBJECT TO A SURPLUS SECURITIES ESCROW AGREEMENT AND ALL OF WHICH WERE ACQUIRED FOR US$0.005 EACH

-------------------------------------------------------------------------------------------------------
                                          NUMBER OF CENTRASIA           NUMBER OF ACQUISITION SHARES
NAME OF CENTRASIA SHAREHOLDER                  SHARES                           TO BE RECEIVED
-------------------------------------------------------------------------------------------------------
Doug Turnbull                                      1,600,100                             1,600,100
-------------------------------------------------------------------------------------------------------
Cary Pinkowski                                     1,000,000                             1,000,000
-------------------------------------------------------------------------------------------------------
Bill Tafuri                                          400,000                               400,000
-------------------------------------------------------------------------------------------------------
Greg Crowe                                           175,000                               175,000
-------------------------------------------------------------------------------------------------------
Lindsay Bottomer                                     175,000                               175,000
-------------------------------------------------------------------------------------------------------
James Harris                                         175,000                               175,000
-------------------------------------------------------------------------------------------------------
Robin Merrifield                                     175,000                               175,000
-------------------------------------------------------------------------------------------------------
Total:                                             3,700,100                             3,700,100
-------------------------------------------------------------------------------------------------------

As of the date of execution of this Agreement, the only options, warrants, privileges, agreements, pre-emptive rights, conversion rights or other rights for the subscription, purchase or issuance of any unissued shares or securities of the Company or for the creation of any additional classes of shares (the "Options") are held by certain of the Lenders. All Options will be extinguished once the Lenders enter into the Debt Settlement Agreements.

                                  SCHEDULE 3.18

                         CENTRASIA FINANCIAL STATEMENTS

                                  SCHEDULE 3.19

                COMPANY'S ACCOUNTS PAYABLE AND OTHER LIABILITIES

                                  SCHEDULE 3.26

                          CENTRASIA MATERIAL CONTRACTS

o Employment Agreement dated April 1, 2004 between Douglas S. Turnbull and the Company, as amended by an amending letter dated May 31, 2005

o   The Original Bulakashu Option Agreement as amended by the Amending Agreement

o The loan agreement dated September 24, 2004 among Marsa, Aitas, BMC and the Company

o The guarantee dated September 24, 2004 given by Marsa and Aitas in favour of the Company

o The share pledge dated September 24, 2004 given by Marsa in favour of the Company

o The Letter Agreement dated March 17, 2005 among the Purchaser, the Company and the Centrasia Shareholders

o   The Debt Settlement Agreements.

                                  SCHEDULE 5.2

                    SHARE CAPITAL STRUCTURE OF THE PURCHASER


AUTHORIZED SHARE CAPITAL

The authorized share capital of the Purchaser consists of an unlimited number of common shares without par value. There are currently 1,986,523 common shares issued and outstanding.

BARADERO OPTIONS

-------------------------------------------------------------------------------------------------------------------------

       NAME           TYPE OF     EXERCISE     DATE        EXPIRY        DATE        SHARES       SHARES      OUTSTANDING
                       OPTION       PRICE     GRANTED       DATE       EXERCISED    GRANTED     EXERCISED        BALANCE
-------------------------------------------------------------------------------------------------------------------------
   D. Henstridge      Officer      $0.19      11/26/04    11/16/07        --         35,000         --            35,000
-------------------------------------------------------------------------------------------------------------------------

     A. Carter        Director     $0.19      11/26/04    11/16/07        --         40,000         --            40,000
-------------------------------------------------------------------------------------------------------------------------

      H. Lim          Director     $0.19      11/26/04    11/16/07        --         40,000         --            40,000
-------------------------------------------------------------------------------------------------------------------------

     N. DeMare        Director     $0.19      11/26/04    11/16/07     02/25/05      40,000       40,000           nil
-------------------------------------------------------------------------------------------------------------------------

 Chase Mgmt. Ltd.    Mgmt. Co.     $0.19      11/26/04    11/16/07     02/25/05      35,000       35,000           nil
-------------------------------------------------------------------------------------------------------------------------

The Lenders have rights under the Debt Settlement Agreements to acquire certain securities of the Purchaser. However, the Purchaser's obligation to transfer these securities to the Lenders is contingent upon the concurrent completion of the transactions contemplated in this Agreement.

                                  SCHEDULE 5.17

                          BARADERO FINANCIAL STATEMENTS

                                  SCHEDULE 5.18

               PURCHASER'S ACCOUNTS PAYABLE AND OTHER LIABILITIES

                                  SCHEDULE 5.24

                           BARADERO MATERIAL CONTRACTS

o The sponsorship agreement dated March 11, 2005 between the Purchaser and Canaccord Capital Corporation

o The Letter Agreement dated March 17, 2005 among the Purchaser, the Company and the Centrasia Shareholders